Tax Matters	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Tax Matters
Tax Matters

A. Taxes on Income from Continuing Operations

The following table provides the components of Income from continuing operations before provision for taxes on income:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2016	2015	2014
United States	$(8,534)	$(6,809)	$(4,744)
International	16,886	15,773	16,984
Income from continuing operations before provision for taxes on income(a), (b)	$8,351	$8,965	$12,240

(a)
2016 v. 2015––The increase in the domestic loss was primarily due to a charge related to the write-down of HIS net assets to fair value less estimated costs to sell, higher asset impairments, and higher restructuring charges and certain acquisition-related costs, partially offset by the inclusion of a full year of legacy U.S. Hospira operations as compared to four months of U.S. operations in 2015, and lower charges for legal matters. The increase in international income is primarily due to the non-recurrence of a foreign currency loss related to Venezuela partially offset by a charge related to the write-down of HIS net assets to fair value less estimated costs to sell, and higher restructuring charges and certain acquisition-related costs.

(b)
2015 v. 2014––The increase in the domestic loss was primarily due to the loss of exclusivity for Celebrex and Zyvox, higher restructuring charges and higher selling, informational and administrative expenses, partially offset by the performance of certain products including Prevnar 13 and Ibrance, and the impact of Hospira operations. The decrease in international income was primarily due to a foreign currency loss related to Venezuela, higher asset impairments, and the loss of exclusivity for Lyrica in certain developed markets, partially offset by lower R&D costs.

The following table provides the components of Provision for taxes on income based on the location of the taxing authorities:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2016	2015	2014
United States
Current income taxes:
Federal	$342	$67	$393
State and local	(52)	(8)	85
Deferred income taxes:
Federal	(419)	300	725
State and local	(106)	(36)	(256)
Total U.S. tax provision	(235)	323	948
International
Current income taxes	1,532	1,951	2,321
Deferred income taxes	(175)	(284)	(149)
Total international tax provision	1,358	1,667	2,172
Provision for taxes on income	$1,123	$1,990	$3,120

In 2016, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $1.1 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in the current year (see Note 5C);

•
tax benefits of approximately $460 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years, primarily with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•
benefits related to the final resolution of an agreement in principle reached in February 2016 and finalized in April 2016 to resolve certain claims related to Protonix, which resulted in the receipt of information that raised our initial assessment in 2015 of the likelihood of prevailing on the technical merits of our tax position;

•
net tax benefits of $89 million, related to the adoption of a new accounting standard in the fourth quarter of 2016, as of January 1, 2016, requiring excess tax benefits or deficiencies of share-based compensation to be recognized as a component of the Provision for taxes on income (see Note 1B);

•	the non-deductibility of a $312 million fee payable to the federal government as a result of the U.S. Healthcare Legislation; and

•	the permanent extension of the U.S. R&D tax credit, which was signed into law in December 2015.
In 2015, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.1 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in the current year (see Note 5C);

•
tax benefits of approximately $360 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years, primarily with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•	the permanent extension of the U.S. R&D tax credit, which was signed into law in December 2015, as well as tax benefits associated with certain tax initiatives;

•	the non-deductibility of a foreign currency loss related to Venezuela;

•	the non-deductibility of a charge for the agreement in principle reached in February 2016 to resolve claims relating to Protonix; and

•	the non-deductibility of a $251 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In 2014, the Provision for taxes on income was impacted by the following:

•
U.S. tax expense of approximately $2.2 billion as a result of providing U.S. deferred income taxes on certain funds earned outside the U.S. that will not be indefinitely reinvested overseas, virtually all of which were earned in 2014 (see Note 5C);

•
tax benefits of approximately $350 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years, primarily with various foreign tax authorities, and from the expiration of certain statutes of limitations;

•
the favorable impact of the decline in the non-tax deductible loss recorded in 2013 related to an option to acquire the remaining interest in Teuto, since we expect to retain the investment indefinitely;

•	the extension of the U.S. R&D tax credit, which was signed into law in December 2014; and

•	the non-deductibility of a $362 million fee payable to the federal government as a result of the U.S. Healthcare Legislation.
In all years, federal, state and international net tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 2A).

B. Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate for Income from continuing operations follows:
	Year Ended December 31,
	2016	2015	2014
U.S. statutory income tax rate	35.0%	35.0%	35.0%
Taxation of non-U.S. operations(a), (b), (c)	(13.8)	(9.6)	(7.4)
Tax settlements and resolution of certain tax positions(d)	(5.5)	(4.0)	(2.9)
U.S. Healthcare Legislation(d)	1.3	0.9	1.0
U.S. R&D tax credit and manufacturing deduction(d)	(1.0)	(1.0)	(0.9)
Certain legal settlements and charges(d)	(2.9)	3.1	—
All other, net(e)	0.3	(2.1)	0.5
Effective tax rate for income from continuing operations	13.4%	22.2%	25.5%

(a)
For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”. Specifically: (i) the jurisdictional location of earnings is a significant component of our effective tax rate each year as tax rates outside the U.S. are generally lower than the U.S. statutory income tax rate, and the rate impact of this component is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings; (ii) the cost of repatriation decisions, and other U.S. tax implications of our foreign operations, is a significant component of our effective tax rate each year and generally offsets some of the reduction to our effective tax rate each year resulting from the jurisdictional location of earnings; and (iii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions, as a result of operating fluctuations in the normal course of business and as a result of the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on strategic business decisions. See also Note 5A for the components of pre-tax income and Provision for taxes on income, which is based on the location of the taxing authorities, and for information about settlements and other items impacting Provision for taxes on income.

(b)
In all periods presented, the reduction in our effective tax rate resulting from the jurisdictional location of earnings is largely due to generally lower tax rates, as well as manufacturing and other incentives associated with our subsidiaries in Puerto Rico, Singapore, Costa Rica, and the Dominican Republic. We benefit from a Puerto Rican incentive grant that expires in 2029. Under the grant, we are partially exempt from income, property and municipal taxes. In Singapore, we benefit from incentive tax rates effective through 2031 on income from manufacturing and other operations. Hospira’s infusion technologies business benefits from income tax exemptions in Costa Rica and the Dominican Republic through 2028 and 2019, respectively.

(c)
The favorable rate impact in 2016 also includes the non-recurrence of the non-deductibility of a foreign currency loss related to Venezuela. The rate impact in 2015 also includes the non-deductibility of a foreign currency loss related to Venezuela. The favorable rate impact in 2014 also includes the decline in the non-tax deductible loss recorded in 2013 related to an option to acquire the remaining interest in Teuto, since we expected to retain the investment indefinitely. For additional information, see Note 2E.

(d)
For a discussion about tax settlements and resolution of certain tax positions, the impact of U.S. Healthcare Legislation, the U.S. R&D tax credit and the impact of certain legal settlements and charges, see Note 5A.

(e)	All other, net in 2015 primarily relates to tax benefits associated with certain tax initiatives in the normal course of business.

C. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:
	2016 Deferred Tax		2015 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$2,180	$(68)	$2,247	$(38)
Inventories	366	(47)	381	(190)
Intangible assets	1,139	(15,172)	1,063	(10,885)
Property, plant and equipment	92	(982)	65	(1,096)
Employee benefits	3,356	(74)	3,302	(167)
Restructurings and other charges	458	(2)	318	(20)
Legal and product liability reserves	650	—	730	—
Net operating loss/tax credit carryforwards(a)	2,957	—	3,808	—
Unremitted earnings(b)	—	(23,108)	—	(23,626)
State and local tax adjustments	301	—	328	—
All other	306	(503)	310	(646)
	11,806	(39,956)	12,552	(36,668)
Valuation allowances	(1,949)	—	(2,029)	—
Total deferred taxes	$9,857	$(39,956)	$10,523	$(36,668)
Net deferred tax liability (c)		$(30,099)		$(26,145)

(a)
The amounts in 2016 and 2015 are reduced for unrecognized tax benefits of $3.0 billion and $2.9 billion, respectively, where we have net operating loss carryforwards, similar tax losses, and/or tax credit carryforwards that are available, under the tax law of the applicable jurisdiction, to settle any additional income taxes that would result from the disallowance of a tax position.

(b)
The decrease in 2016 reflects the reversal of certain prior year accruals for earnings outside the U.S. that were not indefinitely reinvested overseas, partially offset by additional accruals for certain funds earned outside the U.S. in the current year that will not be indefinitely reinvested overseas. For additional information, see Note 5A.

(c)
In 2016, Noncurrent deferred tax assets and other noncurrent tax assets ($654 million), and Noncurrent deferred tax liabilities ($30.8 billion). In 2015, Noncurrent deferred tax assets and other noncurrent tax assets ($732 million), and Noncurrent deferred tax liabilities ($26.8 billion).

We have carryforwards, primarily related to foreign tax credits, net operating and capital losses and charitable contributions, which are available to reduce future U.S. federal and state, as well as international, income taxes payable with either an indefinite life or expiring at various times from 2017 to 2036. Certain of our U.S. net operating losses are subject to limitations under IRC Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies, that would be implemented, if necessary, to realize the deferred tax assets.

As of December 31, 2016, we have not made a U.S. tax provision on approximately $86.0 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2016, is not practicable.

D. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 1O. For a description of the risks associated with estimates and assumptions, see Note 1C.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2016 and 2015, we had approximately $4.6 billion and $4.8 billion, respectively, in net unrecognized tax benefits, excluding associated interest.

•
Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2016 and 2015, we had approximately $1.2 billion and $1.1 billion, respectively, in assets associated with uncertain tax positions. In 2016, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($1.0 billion) and Noncurrent deferred tax liabilities ($201 million). In 2015, these amounts were included in Noncurrent deferred tax assets and other noncurrent tax assets ($963 million) and Noncurrent deferred tax liabilities ($179 million).

•
Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:
(MILLIONS OF DOLLARS)	2016	2015	2014
Balance, beginning	$(5,919)	$(6,182)	$(6,087)
Acquisitions(a)	(83)	(110)	—
Increases based on tax positions taken during a prior period(b)	(11)	(31)	(110)
Decreases based on tax positions taken during a prior period(b), (c)	409	496	473
Decreases based on settlements for a prior period(d)	126	64	70
Increases based on tax positions taken during the current period(b)	(489)	(675)	(795)
Impact of foreign exchange	(5)	319	161
Other, net(b), (e)	146	199	106
Balance, ending(f)	$(5,826)	$(5,919)	$(6,182)

(a)	For 2016, primarily related to the acquisitions of Medivation and Anacor. For 2015, primarily related to the acquisition of Hospira. See also Note 2A.

(b)	Primarily included in Provision for taxes on income.

(c)	Primarily related to effectively settling certain tax positions primarily with foreign tax authorities. See also Note 5A.

(d)	Primarily related to cash payments and reductions of tax attributes.

(e)	Primarily related to decreases as a result of a lapse of applicable statutes of limitations.

(f)
In 2016, included in Income taxes payable ($14 million), Current tax assets ($17 million), Noncurrent deferred tax assets and other noncurrent tax assets ($184 million), Noncurrent deferred tax liabilities ($2.8 billion) and Other taxes payable ($2.8 billion). In 2015, included in Income taxes payable ($38 million), Current tax assets ($22 million), Noncurrent deferred tax assets and other noncurrent tax assets ($135 million), Noncurrent deferred tax liabilities ($2.7 billion) and Other taxes payable ($3.0 billion).

•
Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our consolidated statements of income. In 2016, we recorded net interest expense of $72 million. In 2015, we recorded net interest expense of $71 million; and in 2014, we recorded net interest expense of $40 million. Gross accrued interest totaled $771 million as of December 31, 2016 (reflecting a decrease of approximately $18 million as a result of cash payments) and gross accrued interest totaled $714 million as of December 31, 2015 (reflecting a decrease of approximately $5 million as a result of cash payments). In 2016, these amounts were included in Income taxes payable ($4 million) Current tax assets ($13 million) and Other taxes payable ($754 million). In 2015, these amounts were included in Current tax assets ($12 million) and Other taxes payable ($702 million). Accrued penalties are not significant. See also Note 5A.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The U.S. is one of our major tax jurisdictions, and we are regularly audited by the IRS:

•
With respect to Pfizer, the IRS has issued a Revenue Agent’s Report (RAR) for tax years 2009-2010. We are not in agreement with the RAR and are currently appealing certain disputed issues. Tax years 2011-2013 are currently under audit. Tax years 2014-2016 are open, but not under audit. All other tax years are closed.

•
With respect to Hospira, the federal income tax audit of tax years 2010-2011 was effectively settled in the second quarter of 2016. The IRS is currently auditing tax years 2012-2013 and 2014 through short-year 2015. All other tax years are closed. The tax years under audit for Hospira are not considered material to Pfizer.

•	With respect to Anacor and Medivation, the open tax years are not considered material to Pfizer.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2010-2016), Japan (2015-2016), Europe (2011-2016, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany), Latin America (1998-2016, primarily reflecting Brazil) and Puerto Rico (2010-2016).

Any settlements or statutes of limitations expirations could result in a significant decrease in our uncertain tax positions. We estimate that it is reasonably possible that within the next twelve months, our gross unrecognized tax benefits, exclusive of interest, could decrease by as much as $100 million, as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

E. Tax Provision/(Benefit) on Other Comprehensive Loss

The following table provides the components of the Tax provision/(benefit) on other comprehensive loss:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2016	2015	2014
Foreign currency translation adjustments, net(a)	$(15)	$90	$42
Unrealized holding gains/(losses) on derivative financial instruments, net	(75)	(173)	(199)
Reclassification adjustments for realized (gains)/losses	158	104	262
	83	(69)	63
Unrealized holding gains/(losses) on available-for-sale securities, net	49	(104)	(56)
Reclassification adjustments for realized (gains)/losses	(15)	59	10
	34	(45)	(46)
Benefit plans: actuarial losses, net	(535)	(23)	(1,416)
Reclassification adjustments related to amortization	186	183	61
Reclassification adjustments related to settlements, net	45	237	35
Other	36	66	61
	(269)	462	(1,258)
Benefit plans: prior service credits and other, net	67	160	281
Reclassification adjustments related to amortization	(64)	(59)	(28)
Reclassification adjustments related to curtailments, net	(10)	(12)	—
Other	(1)	—	(1)
	(7)	89	253
Tax provision/(benefit) on other comprehensive loss	$(174)	$528	$(946)

(a)	Taxes are not provided for foreign currency translation adjustments relating to investments in international subsidiaries that will be held indefinitely.